 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 1, 2012

EAGLE FORD OIL AND GAS CORP.

(Exact Name of Registrant as Specified in its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-51656	75-2990007
(Commission file number)	(I.R.S. Employer Identification No.)

2951 Marina Bay Drive Suite 130-369 League City, Texas	77573
(Address of Principal Executive Offices)	(Zip Code)

281.383.9648

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 Other Events

On June 11, 2012, ECCE issued a press release announcing the acquisition of 85% Working Interest in 3,683 acres in Frio County, Texas.

On September 19, 2012, ECCE issued a press release giving an operations update of the East Pearsall Project in Frio County, Texas.

On October 1, 2012, ECCE issued a press release making available the internal Reserve Report for the East Pearsall Project in Frio County, Texas. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the internal Reserve Report of the East Pearsall Project in Frio County, Texas is attached as Exhibit 99.2.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release of Eagle Ford Oil & Gas Corp dated October 1, 2012.
99.2	East Pearsall Project Reserve Report in Frio County, Texas dated September 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EAGLE FORD OIL AND GAS CORP

Date: October 1, 2012	By:	/s/Paul Williams
	Name:	Paul Williams, CEO